SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  May 24, 2002
(Date of earliest event reported)


                  Wachovia Commercial Mortgage Securities, Inc.
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            (Exact name of registrant as specified in its charter)

      North Carolina                333-83930                 56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



   301 South College Street, Charlotte, North Carolina         28288-0166
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         (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code: (704) 374-6161
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ITEM 5.  OTHER EVENTS.

            Attached is a revised Annex K to the Prospectus (as hereinafter defined), which replaces the Annex K currently attached thereto, in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2002-C1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83930) (the "Registration Statement").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 99  Annex K.
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                                  By: /s/    William J. Cohane
                                      -----------------------------------------
                                      Name:  William J. Cohane
                                      Title: Vice President

Date:  May 24, 2002

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                                  Exhibit Index
                                  -------------

Item  601(a)  of
Regulation  S-K
Exhibit No.              Description                                  Page
-----------              -----------                                  ----

99                       Annex K


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                                                                      EXHIBIT 99

ANNEX K